SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2009

Commission File Number: 0-21092

OCTuS Inc.
(Exact name of registrant as specified in its charter)

Nevada	33-0013439
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

719 Second Street, Suite 9, Davis CA 95616
(Address of principal executive offices) (Zip Code)

(530) 564-0200
(Registrant's Telephone Number, Including Area Code)

(Former name and address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On June 22, 2009, Octus, Inc. (the “Company”) entered into a Convertible Secured Promissory Note (the “Note”) with Margaret Y. Wong (the “Investor”) in connection with a private placement to the Investor for aggregate gross proceeds of approximately $100,000.  In addition, the Company issued to the Investor a Warrant to Purchase Shares of Common Stock (the “Warrant”) to purchase up to 350,000 shares (the “Warrant Shares” and together with the shares issuable upon conversion of the Note, the “Underlying Securities”) of common stock of the Company (“Common Stock”) at an aggregate exercise price of $0.01 per share.  The Warrant is exercisable at any time commencing June 22, 2009 and ending December 22, 2009, and may be exercised by means of a net or cashless exercise.

Interest on the outstanding principal balance of the Note accrues at a rate of ten percent (10%) per annum.  Accrued interest is payable semi-annually, with the first payment due six months after the date on which the Note is issued.  At the Company’s option, the Company may make any interest payment either in cash or by delivery of a number of shares of Common Stock with a value equal to the amount of interest due and payable, calculated based on the average closing price of the Common Stock on the OTC Bulletin Board (or whatever exchange, market or quotation system the Common Stock is then traded), for the ten (10) trading days ending three days before the date that such payment is due.

All unpaid principal and interest on the Note is due and payable on June 21, 2011 (the “Maturity Date”).

If the Company sells its equity securities in one or more transactions after the date on which the Note is issued, for aggregate gross proceeds to the Company (excluding cancellation of indebtedness under the Note and any additional existing notes or existing convertible debt of the Company) of at least $1,000,000 (a “Qualified Financing” and the securities sold in such financing referred to as “Financing Securities”), then all outstanding indebtedness under the Note will automatically be converted into shares of the Financing Securities at a conversion price per share equal to 70.0% of the price per share paid for the Financing Securities in the Qualified Financing.  At the closing of the Qualified Financing, the Investor will become a party to, and be entitled to the same rights under, all agreements to which all other investors in the Qualified Financing become a party, and will receive the same benefits bestowed upon such other investors.

In addition, at any time commencing 90 days after the date of the Note and before the Maturity Date or earlier conversion of the Note, the Investor, at the Investor’s option and upon prior notice to the Company, may convert in whole or in part the outstanding principal and accrued but unpaid interest of the Note (the amount to be converted referred to as the “Note Amount”) into a number of shares of Underlying Securities determined by dividing (i) the amount to be converted by (ii) the greater of (A) $0.15 per share or (B) 70% of the average closing price of the Common Stock on the OTC Bulletin Board (or whatever exchange, market or quotation system the Common Stock is then traded), for the 10 trading days ending five days before the conversion date.

The Note includes piggy-back registration rights providing that as long as the Underlying Securities are “restricted securities” as defined in the Securities Act of 1933, as amended (the “Act”), if the Company files a registration statement under the Act relating to an offering for the account of others under the Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents), then the Company will notify the Investor and will, if the Investor requests, include the Underlying Securities in the registration.

At any time before the Maturity Date and upon prior written notice to Investor, the Company may prepay the principal and interest due on the Note.  If the Company delivers a prepayment notice to the Investor, then the Investor may elect, within such five-day period, to convert the Note into Common Stock based on the conversion price formula described above.

To secure the Company’s obligations to repay amounts owed under the Note, the Company granted the Investor a security interest in all assets of the Company.  The Note provides that the security interest is subordinated to the existing senior convertible debt referenced in the Company’s most recent annual report on Form 10-K (and other reports) that the Company filed with the Securities and Exchange Commission.

The Company will be in default under the Note if any of the following occurs: (a) the Company fails to make payment of the principal amount or an interest payment when due and fails to cure the default within 10 days of the date of delivery of notice from the Investor to the Company of the default; and/or (b) the Company fails in any material respect to comply with or to perform when due any other material term, obligation, covenant, or condition contained in this Note and fails to cure the default within 10 days of the date of delivery of notice from the Investor to the Company of the default.  Upon default, the Investor may declare the entire unpaid principal and accrued interest amount immediately due.  If the Investor prevails in a lawsuit to collect on the Note, the Company will pay the Investor’s costs and attorneys’ fees in an amount the court finds to be reasonable.

If the Company sells or otherwise disposes of all or substantially all of its assets or is acquired by way of a merger, consolidation, reorganization or other similar transaction or series of transactions (but excluding any equity financing transaction by Company involving issuance of its equity securities to investors primarily for purposes of financing Company’s business) pursuant to which stockholders of Company prior to such acquisition own less than 50% of the surviving or resulting entity, then, the Note will, immediately before the closing of any such transaction, convert into Underlying Securities in the same manner as if the Investor had elected to convert the Note into Underlying Securities upon the closing of the transaction.

Item 3.02  Recent Sales of Unregistered Securities.

See Item 1.01 above, which disclosures are incorporated herein by reference.  The issuance of the Note and Warrant was completed in accordance with the exemption provided by Rule 506 of Regulation D of the Securities Act of 1933 and/or Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  Each investor represented that it is an accredited investor, as defined in Rule 501 of Regulation D, and that it was acquiring the securities for its own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act.

Item 9.01 Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OCTuS Inc.

Date: June 26, 2009	By:	/s/ Christian J. Soderquist
Christian J. Soderquist Chief Executive Officer

4